UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) February 6, 2003


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                         2-22791                              15-0277720
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission                         (IRS Employer
of incorporation)              File Number)                  Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6715





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

As  previously  disclosed,  Agway Inc.,  Telmark  LLC and Wells Fargo  Financial
Leasing, Inc., announced on December 23, 2002 the signing of a definitive agreement in which Wells Fargo Financial Leasing, Inc. would purchase substantially all of the assets of Telmark LLC, Agway's agricultural lease financing subsidiary. The agreement contemplates that substantially all of the liabilities associated with the leases will be retained by Telmark. Pursuant to a letter agreement amongst Agway, Telmark, Wells Fargo Financial Leasing and the Creditors' Committee, the parties have agreed to amend certain provisions of the definitive agreement at the request of the Creditors' Committee in conjunction with Agway's Chapter 11 proceeding. The bidding procedures set forth in the definitive agreement, to be amended in accordance with the letter agreement, were approved by the Bankruptcy Court on February 5, 2003. The auction is scheduled to be held on Thursday, February 27, 2003 at 2 p.m. and the hearing to approve the sale to the successful bidder is set for 3 p.m. on that same day. A copy of the definitive agreement, the letter agreement reflecting changes to be made to the definitive agreement and the Bankruptcy Court order authorizing and scheduling an auction and hearing to consider approval of proposed sale resulting from the auction are attached as exhibits to this filing and are incorporated herein by reference.

























CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and make them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed as part of this report.

No.
---

2(a) Asset Purchase Agreement dated as of December 20, 2002 By and Among Wells Fargo Financial Leasing, Inc., Agway Inc., Telmark, LLC, Telmark Lease Funding II, LLC, Telmark Lease Funding III, LLC and Telease Financial Services, Ltd.

2(b)     Amendment To Asset Purchase Agreement dated January 8, 2003

2(c)     Second Amendment To Asset Purchase Agreement dated January 10, 2003

2(d)     Addendum To Asset Purchase Agreement dated January 15, 2003

2(e) Letter agreement amongst counsel to Agway, Telmark, Wells Fargo Financial Leasing and the Creditors' Committee regarding changes to be made to the Telmark Asset Purchase Agreement.

2(f) Bankruptcy Court Order authorizing and scheduling an auction and hearing to consider approval of proposed sale resulting from the auction.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AGWAY INC.
                                             (Registrant)



Date    February 6, 2003                     By     /s/ PETER J. O'NEILL
       ----------------------                   --------------------------------
                                                      Peter J. O'Neill
                                                    Senior Vice President
                                                     Finance & Control
                                               (Principal Financial Officer and
                                                  Chief Accounting Officer)